T. Rowe Price Real Assets Fund

Supplement to Summary Prospectus Dated May 1, 2021

On page 6, the disclosure under “Management” is supplemented as follows:

T. Rowe Price Hong Kong Limited (Price Hong Kong) is added as an investment subadviser to the fund.

The date of this supplement is May 13, 2021.

F176-041-S 5/13/21